Exhibit 4.1

Number
NBP

COMMON STOCK

Shares

NovaBay PHARMA

NovaBay Pharmaceuticals, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFICATE IS TRANSFERABLE IN DENVER, COLORADO AND TORONTO, ONTARIO

CUSIP 66987P 10 2
ISIN US66987P1021

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE

NOVABAY PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN AND PRESIDENT

NOVABAY PHARMACEUTICALS, INC. INCORPORATED JAN. 19, 2000 CALIFORNIA

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
DENVER, COLORADO
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES INC.
TORONTO, ONTARIO
CO-TRANSFER AGENT AND CO-REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common			Custodian
TEN ENT	—	as tenants by the entireties	UNIF GIFT MIN ACT-	(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		Under Uniform Gifts to Minors
		Survivorship and not as tenants		Act
		in common			(State)

			UNIF TRF MIN ACT-		Custodian (until age)
(Minor)
To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:		THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.